ADVANCES, SECURITY AND DEPOSIT AGREEMENT

                                FEBRUARY 5, 1999
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         This Advances, Security and Deposit Agreement ("Agreement") is made as of the above date and is between the Federal Home Loan Bank of Seattle, including its successors ("Seattle Bank"), and CENTENNIAL BANK, EUGENE, OREGON, including its successors ("Customer"). Except as to Customers which have not signed prior Agreements, it renews, amends and restates prior contracts between the parties or their predecessors entitled "Advances Agreement, Pledge Agreement and Security Agreement" and "Deposit Account Resolution."

                                    RECITALS
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A. The Seattle Bank is authorized by the Federal home Loan Bank Act, as amended, and related regulations and directives ("Act"), and by the Seattle Bank's own policies, to make loans to the Customer ("Advances"). The Seattle Bank is also authorized to provide demand and time deposit accounts to the Customer ("Accounts") and to perform additional services, all of which may create obligations from the Customer to the Seattle Bank ("Other Obligations"). Other Obligations may include, without limitation, debts by reason of interest rate swap agreements, letters of credit, overdrafts, settlements, and wire transfers.

B. This Agreement, and related policies which are, from time to time, sent by the Seattle Bank to its customers, specifies the terms and conditions under which the Seattle Bank may make Advances available to the Customer; open and use Accounts; and collateralize such Advances and Other Obligations.

                                   AGREEMENTS
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1. Prior to or at the time of the execution and delivery of this Agreement, the Customer has provided the Seattle Bank with a certified copy of a resolution adopted by the Customer's Board of Directors or other governing body ("Resolution") approving this Agreement and authorizing designated officers or employees of the Customer to obtain Advances, open and use Accounts, and incur Other Obligations. The Seattle Bank may rely upon, and the Customer is estopped from denying, the authority of the persons designated in the Resolution.

2. The Customer may request advances from the Seattle Bank by applying to the Seattle Bank in such form as it shall require.

3. Each Advance shall be evidenced by a promissory note ("Note") or by another confirming document as required by the Seattle Bank. The applicable terms and conditions of this Agreement are incorporated therein as well as in other agreements, if any, that relate to Other Obligations.

4. On the first day of each month or at such other times that payments of principal and/or interest are due, the Customer agrees to pay, or to authorize a charge to the Customer's Account for the principal and/or interest that is due on each outstanding Advance, Note or Other Obligation. Interest shall be charged at the rate set forth in the Note or other instrument evidencing the Indebtedness. Delinquent principal and/or interest may bear interest, at the option of the Seattle Bank, equal to the Seattle Bank's then-current Flexible Balance advance rate.

5. As collateral ("Security") for the payment of all Advances, Notes or Other Obligations (collectively, "Indebtedness") of the Customer to the Seattle Bank, the Customer hereby assigns, pledges and grants security interests to the Seattle Bank ("Security Interest") in the following:
         (a) its stock in the Seattle Bank (which cannot be pledged to another entity); (b) its funds on deposit with the Seattle Bank; (c) its notes or other instruments representing obligations of third parties, including the proceeds thereof, and any related mortgages or deeds of trust ("Mortgages") securing any of them and/or any securities representing an interest in such Mortgages; (d) securities issued, insured or guaranteed by the United States government or by any agency thereof; (e) other real estate-related collateral; and (f) its instruments, accounts, general intangibles, inventory, equipment and other property in which a security interest can be granted by the Customer to the Seattle Bank. Upon the withdrawal from membership in the Seattle Bank, and as the final part of the plan of liquidation of the Customer's Indebtedness to the Seattle Bank, the stock of such Customer may be redeemed and credited upon the Indebtedness of the Customer, in whole or in part, for an amount equal to the par value of the stock which would otherwise be paid to the Customer by the Seattle Bank.

6. The Customer agrees that it holds the Security for the benefit of, and subject to the direction and control of, the Seattle Bank; including, without limitation, the following: (a) Security and Security Interests shall include and extend to after-acquired Security; (b) the Customer may use, commingle or dispose of all or part of the Security or proceeds thereof if, at all times, it owns and maintains Security of the types and kinds specified by the Act and as required to meet the requirements thereof, free and clear of pledges, liens or other encumbrances of third parties, in such amount of the outstanding Indebtedness as may be specified by the Seattle Bank from time to time;
         (c) at its expense and as soon as possible upon demand by the Seattle Bank, the Customer will assemble, segregate and/or deliver such portions of the Security as are directed by the Seattle Bank at or to a location designated by it; will allow the Seattle Bank to participate in such assembly, segregation or delivery and to verify or audit such Security, including, without limitation, access to the Customer's premises and records for such purposes; and will protect and promptly disclose to the Seattle Bank any material change in value of the Security so assembled, segregated or delivered; (d) the Customer promptly will make, execute and deliver to the Seattle Bank such assignments, listings, powers or other documents as the Seattle Bank may reasonably request concerning the Security; (e) at its expense, the Customer promptly will provide to the Seattle Bank such reports, audits and confirmations regarding the Security as the Seattle Bank may reasonably request; and (f) the Customer shall pay to the Seattle Bank any reasonable fees associated with the processing, control, and maintenance of such Security.

7. Upon the occurrence of any one or more of the following events ("Default"), the Seattle Bank may, without notice, declare and thereby cause all Indebtedness of the Customer to be due and payable immediately: (a) failure of the Customer to make any payment due on any Indebtedness, or breach of or failure to perform any other duty as provided herein or in any other agreement to which the Customer and the Seattle Bank are parties; (b) any taking over of the customer or any of its assets by a supervising agency, or an application for or the appointment of a conservator, receiver, trustee or liquidator for it or any of its assets; (c) an adjudication of the Customer's bankruptcy or insolvency; (d) an assignment by the Customer for the benefit of creditors, a general transfer of its assets for any purpose or any other form of liquidation, merger, sale of assets or dissolution of or by the Customer; (e) existence of facts indicating a representation, statement or warranty made or furnished to the Seattle Bank by or on behalf of the Customer in connection with all or part of any Indebtedness or other transaction was or is false in any material respect; (f) damage, loss, sale or encumbrance of any of the Security except as permitted by this Agreement; (g) any levy, seizure, garnishment (as the debtor), execution, attachment or other process issued against the Customer; (h) any event which results in acceleration of the maturity of any debt of the Customer to others; (i) good faith determination by the Seattle Bank that the Customer's ability to repay any Indebtedness has become impaired or that a material adverse change has occurred in the financial condition of the Customer from that disclosed to the Seattle Bank at the time of creation of any Indebtedness or subsequently; (j) termination of the Customer's membership in the Seattle Bank; or (k) good faith determination by the Seattle Bank that there is a reasonable possibility that the Indebtedness would not be paid in full from the proceeds of a liquidation of the Security if the Seattle Bank did not declare a Default.

8. At any time after Default, the Customer may not substitute Security without permission of the Seattle Bank, and the Seattle Bank shall have all of the rights and remedies of a secured party under the Act, the Uniform Commercial Code of the State of Washington and/or as otherwise provided by law, by this Agreement or by any other agreement between the parties ("Default Rights") including, without limitation, the Seattle Bank's right to take immediate possession of any or all Security wherever located and to dispose of the Security in accordance with applicable law. If any notice of disposition of Security is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least five calendar days before such disposition to the last address of the Customer then appearing on the records of the Seattle Bank. The proceeds of any disposition of Security shall be applied in the following order to payment of: (a) all reasonable expenses incurred by or on behalf of the Seattle Bank for the collection, care, safekeeping, sale, foreclosure, delivery or other disposition of Security including, without limitation, insurance, commissions, guarantees, security valuation fees, expenses, costs and reasonable attorneys' fees incurred in connection therewith; (b) interest on all Indebtedness, whether due or accrued; (c) the principal amount of all Indebtedness; (d) any secondarily secured debt of the Customer to any third party who proves its subordinate security interest in the Security to the reasonable satisfaction of the Seattle Bank; and (e) any remainder to the Customer. If there is a deficiency, the Customer shall be liable to the Seattle Bank therefor. No delay by the Seattle Bank in the exercise of its Default Rights shall operate as a waiver, and a waiver of any specific Default Right shall not constitute a waiver of any other Default Right not specifically waived. The Customer hereby irrevocably appoints the Seattle Bank and/or its designee as its true and lawful attorney in fact to deal in any manner with the Security in the event of a Default.

9. The Customer may open Accounts with the Seattle Bank subject to the Regulations of the Seattle Bank. Any Customer's funds deposited in Accounts shall be subject to withdrawal or charge at any time and from time to time upon wire transfers or any other orders for the payment of money when made and drawn on behalf of the customer by a person or persons authorized by the Customer. The Seattle Bank is authorized to pay any such wire transfers or other orders, provided they are in the form prescribed by it, and to charge the Customer's Accounts therefor, without inquiry as to the circumstances of issue or the disposition of the proceeds, even if drawn to the individual order of any authorized person or payable to others for his account.

10. The Seattle Bank, if it acts in good faith and with ordinary care (and without liability if it does so act), can charge the Accounts with orders received by the Seattle Bank from any person acting for or purporting to act for the Customer by telephone, or otherwise orally, for the transfer of funds to others, including the person giving such instructions or payable to others for his account, or between Accounts of the Customer. All authorized Seattle Bank charges and fees will be charged monthly to such Accounts.

11. The Customer shall maintain a net positive collected balance in all of its Accounts. The Seattle Bank shall have the option of closing or restricting the use of Accounts in which positive balances are not maintained. For each day the aggregate collected balance of an Account is negative, the Customer shall pay such charges as are consistent with the Seattle Bank's published schedules.

12. The Customer agrees to provide to the Seattle Bank, within five days after a request, its business plans and other financial data. In connection with, and as an extension of, any other informational rights of the Seattle Bank relating to examination of the Customer by a supervising agency and reports relating thereto, the Customer agrees that all Security shall always be subject to audit and verification, at the Customer's expense, by or on behalf of the Seattle Bank and that the Seattle Bank shall have access to the Customer's premises and records for that purpose.

13. If the services of an attorney, either with or without suit, are engaged by the Seattle Bank in connection with any Default or any dispute relating to this Agreement, the Customer agrees to pay the Seattle Bank's reasonable attorneys' fees, expenses and costs incurred in connection therewith.

14. This Agreement shall be construed and enforced according to the laws of the State of Washington and the Act. If any provision hereof is inconsistent with the Act, this Agreement shall be deemed amended to the end that such provision is not in conflict with the Act. In the event any such provision cannot be so amended and is found to be contrary to law, the balance of this Agreement shall remain in full force and effect if so elected by the Seattle Bank.

15. This Agreement shall continue until terminated by written notice from one party to the other; provided that this Agreement shall remain applicable to all then outstanding Indebtedness and duties of the Customer and to the documents relating thereto.


         Centennial Bank, Eugene, Oregon
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         (Name of Customer)


By       Ted Winnowski              President/CEO
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         (Name)                     (Title)

         /s/ Ted Winnowski
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         (Signature)

Its      President/CEO                Date:    February 01, 1999
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         (Title)

and

By       Michael Nysingh            Sr. V. P./Cashier
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         (Name)                     (Title)

         /s/ Michael Nysingh
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         (Signature)

Its      SVP/Cashier                  Date:    February 01, 1999
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         (Title)


FEDERAL HOME LOAN BANK OF SEATTLE

By       Kelli L. Bono                      Senior Vice President
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         (Name)                     (Title)

         /s/ Kelli L. Bono
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         (Signature)

Its      Chief Financial Officer      Date:          June 14, 1999
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         (Title)

Form 1991-3
(Rev. 10/98)